UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

TUSCAN HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Annual Meeting Adjournment

Tuscan Holdings Corp.

On March 24, 2021, Tuscan Holdings Corp. (“Tuscan”) filed a definitive proxy statement with the Securities and Exchange Commission in connection with its 2021 Annual Meeting of Stockholders to be held virtually on April 28, 2021 (the “Annual Meeting”). On April 28, 2021, Tuscan issued a press release stating that its Annual Meeting was convened for purposes of considering the proposals to elect Amy Butte as a Class I Director and adjourn the Annual Meeting to allow more time for stockholders to vote their shares to approve the proposal to extend the date by which Tuscan must complete its initial business combination, from April 30, 2021 to July 31, 2021. The Annual Meeting was adjourned until May 10, 2021. Attached is a copy of the press release. Tuscan is providing this supplement to broadly disseminate that information.

Tuscan Holdings Corp. Adjourns Annual Meeting of Stockholders to May 10, 2021

to Allow Stockholders More Time to Vote on the Extension Amendment Proposal

•	It is important that you vote your shares today.

•	Leading independent voting advisory firms Institutional Shareholder Services and Glass Lewis have recommended stockholders vote "FOR" the Extension Amendment Proposal.

•	If you need assistance voting your shares, please contact Advantage Proxy, Inc., Tuscan’s proxy solicitor, toll-free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com

NEW YORK, April 28, 2021 /PRNewswire/ -- Tuscan Holdings Corp. (Nasdaq: THCB) (“Tuscan”) today announced that its 2021 Annual Meeting of stockholders was convened today at 10:00 a.m. Eastern time for purposes of considering the proposals to elect Amy Butte as a Class I Director and adjourn the Annual Meeting to allow more time for stockholders to vote their shares to approve the proposal to extend the date by which Tuscan must complete its initial business combination, from April 30, 2021 to July 31, 2021 (the “Extension Amendment Proposal”). The Annual Meeting has been adjourned until May 10, 2021 at 10:00 a.m. Eastern time, virtually, at https://www.cstproxy.com/tuscanholdingscorp/2021. Tuscan has also extended the deadline for stockholders requesting to convert their shares into a pro rata portion of the funds available in Tuscan’s trust account to May 6, 2021.

At the time the Annual Meeting was convened today, a quorum representing at least a majority of shares outstanding on the record date of March 17, 2021 was present in person or by proxy. However, Tuscan had not received the approval of holders of 65% of its shares outstanding on the record date then necessary to approve the Extension Amendment Proposal. According to Tuscan’s certificate of incorporation, as of May 1, 2021, the vote required for approval of the Extension Amendment Proposal will be reduced from 65% of the shares outstanding to a majority of the shares outstanding on the record date. As a result, Tuscan believes adjourning the Annual Meeting until May 10, 2021 will provide its stockholders the ability to approve the Extension Amendment Proposal and, if the Extension Amendment Proposal is so approved, the opportunity to vote to approve the proposed business combination with Microvast Inc. (“Microvast”) at a subsequent meeting, which Tuscan anticipates convening in June 2021.

Tuscan requests that any stockholder who held shares of stock in Tuscan as of the close of business on March 17, 2021, and has not yet voted, do so as soon as possible. When the Annual Meeting is reconvened, stockholders will be asked to approve the Extension Amendment Proposal to allow Tuscan more time to complete its proposed business combination with Microvast.

During the period of the adjournment, Tuscan will continue to solicit proxies from its stockholders with respect to the Extension Amendment Proposal. Proxies previously submitted in respect of the Annual Meeting will be voted at the reconvened meeting unless properly revoked. Proxies can be revoked by following the procedure for revocation described in the definitive Proxy Statement for the Annual Meeting.

You are encouraged to submit your vote as soon as possible to ensure it is counted at the Annual Meeting.  Please note that if your shares are held at a brokerage firm or bank, your broker will not vote your shares for you. You must contact your bank or broker to cast the vote, and you should do so as promptly as possible as your brokerage firm or bank may require you to act more quickly prior to the reconvened meeting. For assistance with voting your shares please contact Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

Contacts

Tuscan Holdings Corp.:
Stephen Vogel
Chairman & CEO
Email: stephen@vpllp.com

Stockholders:

Advantage Proxy, Inc.

Toll Free: 877-870-8565

Collect: 866-870-8565

Email: ksmith@advantageproxy.com

Media / Investors:
Ashish Gupta
Investor Relations
Telephone: 646-677-1875
Email: Ashish.Gupta@icrinc.com

Additional Information and Where to Find It

In connection with the 2021 annual meeting of stockholders, Tuscan Holdings Corp., a Delaware corporation (“Tuscan”), filed a definitive proxy statement with the SEC on March 24, 2021 (“Annual Meeting Proxy Statement”). Additionally, in connection with the proposed business combination transaction involving Tuscan and Microvast, Inc., a Delaware corporation (“Microvast”), Tuscan filed a preliminary proxy statement with the SEC on February 16, 2020 and intends to file a definitive proxy statement (collectively, “Merger Proxy Statement”). This document is not a substitute for the Annual Meeting Proxy Statement or Merger Proxy Statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE ANNUAL MEETING PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING, TO READ THE MERGER PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION WITH MICROVAST, AND TO READ ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. The Annual Meeting Proxy Statement and Merger Proxy Statement and other documents that may be filed with the SEC (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

No Offer or Solicitation

This document is not a proxy statement or solicitation of a proxy or authorization with respect to any securities or in respect of the proposed transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Tuscan Holdings Corp., nor shall there be any sale of such securities in any state or jurisdiction where such offer, solicitation, or sale would be unlawful.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Tuscan and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the annual meeting of stockholders under the rules of the SEC. Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 25, 2021, and the definitive proxy statement for the annual meeting which was filed with the SEC on March 25, 2021 and mailed to Tuscan’s stockholders on or about March 25, 2021. These documents can be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) failure of Tuscan’s stockholders to approve the Extension Amendment Proposal; (2) inability to complete the proposed business combination with Microvast within the required time period or, if Tuscan does not complete the proposed business combination with Microvast, any other business combination; (3) the inability to complete the proposed business combination with Microvast due to the failure to meet one or more closing conditions or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; and (4) the impact of the ongoing COVID-19 pandemic.

All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.